UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 15 CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934. Commission File Number 333-45256 GMAC Commercial Mortgage Securities, INC. (Sponsor) (Issuer in Respect of Mortgage Pass-Through Certificates Series 2000-C3) (Exact name of registrant as specified in its charter) 650 Dresher Road Horsham, Pennsylvania 19044 (215) 328-3164 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices) Commercial Mortgage Pass-Through Certificates, Series 2000-C3 (Title of each class of securities covered by this Form) Not Applicable (Titles of all other classes of securities for which a duty to file reports under section 13(a)or 15(d) remains) Please place an X in the box/s to designate, the appropriate rule provision(s) relied upon to terminate or suspend the duty to file reports: Rule 12g-4(a)(1)(i) X Rule 12h-3(b)(1)(i) X Rule 12g-4(a)(1)(ii) Rule 12h-3(b)(1)(ii) Rule 12g-4(a)(2)(i) Rule 12h-3(b)(2)(i) Rule 12g-4(a)(2)(ii) Rule 12h-3(b)(2)(ii) Rule 15d-6 X Approximate number of holders of record as of the certification or notice date: 54 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person. LaSalle Bank National Association By: /s/ Russell M. Goldenberg Name: Russell M. Goldenberg Title: Group Senior Vice President Date: January 29, 2002